UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2004

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-1222	95-0693330
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

111 West Ocean Boulevard, Suite 900 Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 624-0800

N/A

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

Ducommun Incorporated issued a press release on August 9, 2004 in the form attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: August 9, 2004	By:	/s/ James S. Heiser
James S. Heiser
Vice President, Chief Financial
Officer and General Counsel